CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($) $ in Millions		3 Months Ended			6 Months Ended
		Jun. 30, 2018	Jun. 30, 2017		Jun. 30, 2018	Jun. 30, 2017	[1]
Revenues
Net sales		$ 7,579	$ 6,525		$ 13,879	$ 11,815
Finance, interest and other income		466	478		939	973
Total Revenues		8,045	7,003		14,818	12,788
Costs and Expenses
Cost of goods sold		6,188	5,393		11,444	9,875
Selling, general and administrative expenses		593	571		1,183	1,110
Research and development expenses		262	228		489	419
Restructuring expenses		5	12		8	24
Interest expense		192	233		392	452
Other, net		302	247		553	510
Total Costs and Expenses		7,542	6,684		14,069	12,390
Income before income taxes and equity in income of unconsolidated subsidiaries and affiliates		503	319		749	398
Income tax (expense)		(118)	(110)		(181)	(161)
Equity in income of unconsolidated subsidiaries and affiliates		23	27		42	45
Net income	[2]	408	236	[1]	610	282	[3]
Net income attributable to noncontrolling interests		12	5		18	8
Net income attributable to CNH Industrial N.V.		$ 396	$ 231		$ 592	$ 274
Earnings per share attributable to common shareholders
Basic		$ 0.29	$ 0.17		$ 0.43	$ 0.20
Diluted		0.29	0.17		0.43	0.20
Cash dividends declared per common share		$ 0.173	$ 0.118		$ 0.173	$ 0.118

[1]	2017 figures have been recast following the retrospective adoption on January 1, 2018, of the updated accounting standards for revenue recognition (ASC 606) and retirement benefits accounting (ASU 2017-07).
[2]	For Industrial Activities, net income net of “Results from intersegment investments”. This item includes the pre-tax gain of $20 million as a result of the amortization over approximately 4.5 years of the $527 million positive impact from the modification of certain healthcare benefits in the U.S.
[3]	2017 figures have been recast following the retrospective adoption on January 1, 2018, of the updated accounting standards for revenue recognition (ASC 606) and cash flow presentation (ASU 2016-18).